UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

Horsehead Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-33658	20-0447377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Steubenville Pike, Suite 405

Pittsburgh, Pennsylvania 15205

(Address of principal executive offices, including zip code)

724-774-1020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 23, 2016, Horsehead Holding Corp. (the “Company”) and certain of its direct and indirect wholly-owned subsidiaries (together with the Company, the “Debtors”) entered into Amendment No. 3 and Waiver (the “Amendment”) to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement, dated as of February 8, 2016 (as amended, the “DIP Credit Agreement”), with the lenders party thereto (the “DIP Lenders”) and Cantor Fitzgerald Securities, as administrative agent (the “Administrative Agent”).

Pursuant to the Amendment, the DIP Lenders waived certain events of default including, among others, the Debtors’ failure to meet certain milestones. The Amendment also updated the milestones that the Debtors are required to comply with in the Chapter 11 proceedings as follows:

•	On or prior to July 7, 2016, the Bankruptcy Court shall have entered an order approving the disclosure statement related to the Debtors’ plan of reorganization (the “Disclosure Statement”);

•	On or prior to July 12, 2016, the Ontario Superior Court of Justice (Commercial List) (the “Canadian Court”) shall have entered an order recognizing the order of the Bankruptcy Court approving the Disclosure Statement;

•	On or prior to August 31, 2016, the Bankruptcy Court shall have entered an order confirming a plan of reorganization that is acceptable to certain parties, including the Debtors and the DIP Lenders;

•	On or prior to September 2, 2016, the Canadian Court shall have entered an order recognizing the order of the Bankruptcy Court confirming the acceptable plan of reorganization; and

•	On or prior to September 19, 2016, the consummation date of the acceptable plan of reorganization shall have occurred.

The Amendment also amended the DIP Credit Agreement to, among other things, provide that Horsehead Zinc Recycling, LLC (“HZR”), a subsidiary of the Company, shall become a Debtor and a party to the DIP Credit Agreement at the request of the Administrative Agent or the required DIP Lenders after payment in full of the borrowings outstanding under the NMTC Loan Agreements (as defined below).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 8.01.	Other Events.

On June 24, 2016, HZR repaid in full (i) an aggregate amount of $120,614 outstanding under the Loan Agreement, dated as of May 29, 2009, between HZR, as borrower, and Bank of America CDE III, LLC, as lender (the “BAML Loan Agreement”), and (ii) an aggregate amount of $757,403 outstanding under the Loan Agreement, dated as of May 29, 2009, between HZR, as borrower, and CCM Community Development IV LLC, as lender (together with the BAML Loan Agreement, the “NMTC Loan Agreements”). The NMTC Loan Agreements terminated by their terms upon repayment.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1	Amendment No. 3 and Waiver to the Senior Secured Superpriority Debtor-in-Possession Credit, Security and Guaranty Agreement, dated as of June 23, 2016, by and among Horsehead Holding Corp., Horsehead Corporation, Horsehead Metal Products, LLC, The International Metals Reclamation Company, LLC and Zochem Inc., as borrowers, the lenders party thereto from time to time, and Cantor Fitzgerald Securities, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 27, 2016	HORSEHEAD HOLDING CORP.

	By:	/s/ Robert D. Scherich
Name: Robert D. Scherich
Title: Vice President and Chief Financial Officer

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